                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                               (Amendment No. 1)


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  December 25, 1998

                      COMMODORE APPLIED TECHNOLOGIES, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                  Delaware
                  --------
(State or Other Jurisdiction of Incorporation)




       1-11871                                       11-3312952
       -------                                       ----------
(Commission File Number)                   (IRS Employer Identification No.)


           150 East 58th Street
             New York, NY                               10155
             ------------                               -----
(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800

                          CURRENT REPORT ON FORM 8-K/A
                      COMMODORE APPLIED TECHNOLOGIES, INC.
                               DECEMBER 25, 1998

         This Amendment No. 1 amends Item 7 of the Current Report on Form 8-K dated December 25, 1998 (the "Current Report"), of Commodore Applied Technologies, Inc. ("Applied"), a Delaware corporation, filed with the Securities and Exchange Commission on December 31, 1998, relating to Applied's divestiture of its 87% owned subsidiary, Commodore Separation Technologies, Inc. ("Separation"), to include the information set forth below:

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired.

             Not Applicable.

         (b) Pro Forma Financial Information.

              In accordance with Item 7(b)(1), attached are the unaudited pro forma financial statements and accompanying notes for Applied after reflecting the sale of Separation. The following unaudited condensed pro forma consolidated balance sheet at September 30, 1998 assumes the sale of Applied's 87% ownership of Separation by Applied to Commodore Environmental Services, Inc. ("Commodore"). The pro forma balance sheet removes Separation historical balances from Applied's historical consolidated balance sheet.

              The following unaudited condensed Pro Forma Consolidated Statements of Operations of the year ended December 31, 1997 and the nine months ended September 30, 1998, do not include the entry to record the sale of Separation by Applied. The Pro Forma Consolidated Statements of Operations show the divestiture of Separation along with the pro forma adjustments necessary to arrive at the remainder of the existing entity. These pro forma adjustments include adjustments of interest expense arising from the revised debt structure. Management does not anticipate any changes in other Applied costs as a result of this divestiture. The increase in equity related to this sale is shown as an adjustment in the pro forma balance sheet equity section. The estimated amount of the gain ($5,404) will be recognized in the fourth quarter of 1998 by Applied. The actual recording of this transaction will be based on final appraisals and values. Accordingly, the actual recording of the transaction can be expected to differ from the financial statements presented herein.

              The unaudited condensed pro forma consolidated financial statements should be read in conjunction with the Consolidated Financial Statements and related notes of both Commodore Applied Technologies, Inc. and Commodore Separation Technologies, Inc. filed in their most recent Annual Report on Form 10-K, together with the respective notes thereto.

              The pro forma results of operations are not necessarily indicative of the results of operations that would have been obtained if the transaction had occurred as of the dates referred to above, nor are they necessarily indicative of future operations of Applied.

         (b) Exhibits.

             None.

                      COMMODORE APPLIED TECHNOLOGIES, INC.
                 PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                               ( $000's omitted)

                                                         PRO FORMA ADJUSTMENTS
                                                          AND ELIMINATIONS (a)
                                                      -------------------------
                                          COMMODORE     COMMODORE
                                           APPLIED      SEPARATION
                                        TECHNOLOGIES,  TECHNOLOGIES,                     PRO FORMA
                        ASSETS              INC.       INC. (SOLD)       OTHER          AFTER SALE
                                            ---        ----------        -----          ----------
                                        (Unaudited)    (Unaudited)
Current Assets                            $  9,253      $  1,559                       $  7,694
Other Receivables                                3                                            3
Investments and Advances                       644                                          644
Property and Equipment, net                  3,839         1,494                          2,345
Other Assets                                 8,374           184                          8,190
                                          --------      --------      --------         --------

    Total Assets                          $ 22,113      $  3,237      $      0         $ 18,876
                                          ========      ========      ========         ========


                 LIABILITIES & EQUITY

Current Liabilities                       $  5,673      $  1,093                       $  4,580
Long term debt                                   6             6                              0
Notes Payable to related parties             5,181                         871  (C)       4,310

Minority Interest in Subsidiary              6,671                       6,671  (D)           0

Stockholders' Equity                                           1            (1) (B)           0
 Common Stock                                   23            12           (12) (B)          23
 Additional PIC                             44,930        11,363       (11,363) (B),(F)  44,930
 Retained Earnings                         (40,371)       (9,238)        9,238  (B)     (34,967)
                                                                        (5,404) (E)
                                          --------      --------      --------         --------
    Net Equity                               4,582         2,138        (7,542)           9,986
                                          --------      --------      --------         --------
    Total Liabilities and Equity          $ 22,113      $  3,237      $      0         $ 18,876
                                          ========      ========      ========         ========

                  See notes to pro forma financial statements.

                      COMMODORE APPLIED TECHNOLOGIES, INC.
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                  ($000's omitted, except per share amounts)

                                                                                 PRO FORMA ADJUSTMENTS
                                                                                   AND ELIMINATIONS (A)
                                                                                 ------------------------
                                                                     COMMODORE     COMMODORE
                                                                      APPLIED      SEPARATION
                                                                   TECHNOLOGIES,  TECHNOLOGIES,               PRO FORMA
                        ASSETS                                         INC.       INC. (SOLD)       OTHER     AFTER SALE
                                                                       ---        ----------        -----     ----------
                                                                   (Unaudited)   (Unaudited)
Contract Revenues                                                   $ 13,231                                  $ 13,231

Costs and expenses:
 Cost of Sales                                                        12,514           649                      11,865
 Research and Development                                              1,800           520                       1,280
 General and Administrative                                            5,741         1,877                       3,864
 Depreciation and Amortization                                           934           287                         647
 Minority Interest                                                       300                         300 (H)         0
                                                                    --------      --------      --------      --------
  Total Costs and Expenses                                            21,289         3,333           300        17,656
                                                                    --------      --------      --------      --------

Loss from operations                                                  (8,058)       (3,333)         (300)       (4,425)

Other income (expense):
 Interest income                                                         296            94                         202
 Interest Expense                                                     (1,296)                       (190)       (1,106)

                                                                    --------      --------      --------      --------
  Net other income (expense)                                          (1,000)           94          (190) (G)     (904)
                                                                    --------      --------      --------      --------

Loss before income taxes and affiliate losses                         (9,058)       (3,239)         (490)       (5,329)
 Income taxes                                                              0             0                           0

                                                                    --------      --------      --------      --------
Loss before affiliate losses                                          (9,058)       (3,239)         (490)       (5,329)
 Equity in losses of unconsolidated subsidiaries                      (1,403)            0                      (1,403)

                                                                    --------      --------      --------      --------
 Net Loss                                                           ($10,461)     ($ 3,239)     ($   490)     ($ 6,732)
                                                                    ========      ========      ========      ========


 Loss per share (primary)                                           ($  0.45)                                 ($  0.29)
                                                                    ========                                  ========
 Loss per share (fully diluted)                                     ($  0.45)                                 ($  0.29)
                                                                    ========                                  ========

Number of weighted average shares outstanding (000's)                 23,042                                    23,042
                                                                    ========                                  ========

(Due to Net Losses, primary and fully diluted EPS are the same.)

                  See notes to pro forma financial statements.

                      COMMODORE APPLIED TECHNOLOGIES, INC.
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                  ($000's omitted, except per share amounts)

                                                                                 PRO FORMA ADJUSTMENTS
                                                                                   AND ELIMINATIONS (A)
                                                                                 ------------------------
                                                                     COMMODORE     COMMODORE
                                                                      APPLIED      SEPARATION
                                                                   TECHNOLOGIES,  TECHNOLOGIES,               PRO FORMA
                        ASSETS                                         INC.       INC. (SOLD)       OTHER     AFTER SALE
                                                                       ---        ----------        -----     ----------
                                                                                  (Unaudited)
Contract Revenues                                                    $ 19,493                                  $ 19,493

Costs and expenses:
 Cost of Sales                                                         16,325            50                      16,275
 Research and Development                                               3,074         1,390                       1,684
 General and Administrative                                            12,196         3,697                       8,499
 Depreciation and Amortization                                          1,282           233                       1,049
 Minority Interest                                                        (82)                        (82) (H)        0

                                                                     --------      --------      --------      --------
  Total Costs and Expenses                                             32,795         5,370           (82)       27,507
                                                                     --------      --------      --------      --------

Loss from operations                                                  (13,302)       (5,370)           82        (8,014)

Other income (expense):
 Interest income                                                          745           286                         459
 Interest Expense                                                      (1,310)                                   (1,310)

                                                                     --------      --------      --------      --------
  Net other income (expense)                                             (565)          286             0          (851)
                                                                     --------      --------      --------      --------

Loss before income taxes and affiliate losses                         (13,867)       (5,084)           82        (8,865)
 Income taxes                                                               0             0                           0

                                                                     --------      --------      --------      --------
Loss before affiliate losses                                          (13,867)       (5,084)           82        (8,865)
 Equity in losses of unconsolidated subsidiaries                       (1,827)            0                      (1,827)

                                                                     --------      --------      --------      --------
 Net Loss                                                            ($15,694)     ($ 5,084)     $     82      ($10,692)
                                                                     ========      ========      ========      ========

 Loss per share (primary)                                            ($  0.73)                                 ($  0.49)
                                                                     ========                                  ========

 Loss per share (fully diluted)                                      ($  0.73)                                 ($  0.49)
                                                                     ========                                  ========

Number of weighted average shares outstanding (000's)                  21,844                                    21,844
                                                                     ========                                  ========

(Due to Net Losses, primary and fully diluted EPS are the same.)

                  See notes to pro forma financial statements.

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

              AT SEPTEMBER 30, 1998, YEAR ENDED DECEMBER 31, 1997
                    AND NINE MONTHS ENDED SEPTEMBER 30, 1998


     The pro forma condensed consolidated financial statements have been prepared assuming the sale of the 87% common stock ownership in Commodore Separation Technologies, Inc. ("Separation") by Commodore Applied Technologies, Inc. ("Applied") took place at the beginning of the periods shown.

                             PRO FORMA ADJUSTMENTS
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


(A) Assumes Commodore Environmental Services, Inc. ("Commodore") forgives $1,250 of debt owed by Applied in exchange for Applied's 87% ownership interest in Separation. This entry will be recorded by Applied in the fourth quarter of 1998, based on receipt and acceptance of a "fairness" opinion from an outside valuation service. The resulting gain is not reflected in the pro forma consolidated income statements; however, the entry to record this sale is reflected in the pro forma condensed consolidated balance sheet.

(B) Separation's equity is already eliminated in the historical Applied Consolidated Balance Sheet. This entry reverses the impact of the pro forma adjustment subtracting the historical equity balances of Separation as these balances have already been eliminated in the Applied consolidation.

(C) Represents the net book value of the $1,250 loan offset by the proportionate amount of warrant valuation assigned to this loan.

(D) Represents the minority ownership in Separation's common stock and total ownership of Separation's preferred stock (none of which was owned by Applied).

(E)  Represents the increase in equity resulting from the sale of Separation.

(F) Changes in "strike price" for warrants resulting from the sale transaction are immaterial and thus no entry is required.

(G) Reverses the amortization of warrant costs associated with the $1,250 debt for the period this debt was outstanding in 1998. This amount also reverses the interest expense actually paid to Commodore during 1998 on the $1,250 debt that was eliminated when Separation was sold to Commodore.

(H) Represents preferred stock dividends paid by Separation that would not have been paid in 1998, if this transaction had taken place effective January 1, 1997. For the year ended December 31, 1997, the pro forma income statement is adjusted for these preferred stock dividends as offset by that portion of Separation's losses that were allocated to minority interests during 1997.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      COMMODORE APPLIED TECHNOLOGIES, INC

                                      By:        /s/ James M. DeAngelis

                                          -------------------------------------

                                                 James M. DeAngelis
                                                 Treasurer


Dated:  March 9, 1999